EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of OmniReliant Holdings, Inc. (the "Company") on Form 10-K for the period ended June 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert DeCecco, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350 of the Sarbanes-Oxley Act of 2002, that: (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 13, 2010	By:	/s/ Robert DeCecco
Robert DeCecco Chief Executive Officer and Chief Financial Officer (Principal Executive and Principal Financial and Accounting Officer